UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2007

IMMTECH PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14907 (Commission File Number)	39-1523370 (IRS Employer Identification No.)
One North End Avenue New York, New York (Address of principal executive offices)	10282 (Zip Code)
(212) 791-2911 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 7, 2007, Immtech Pharmaceuticals, Inc. (the “Company”) entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Ferris, Baker Watts, Incorporated relating to an offering of the Company’s common stock, $0.01 par value per share (“Common Stock”). In accordance with the Placement Agency Agreement, the previously-announced sale of 1,000,000 shares of Common Stock closed on February 13, 2007.

The Placement Agency Agreement, dated February 7, 2007, is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference into this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Placement Agency Agreement between Immtech Pharmaceuticals, Inc., and Ferris, Baker Watts, Incorporated, dated February 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMTECH PHARMACEUTICALS, INC.
By:	/s/ Eric L. Sorkin
Eric L. Sorkin
Chairman, Chief Executive Officer and President

Date:	February 13, 2007

EXHIBIT INDEX

Exhibit Number	Description
10.1	Placement Agency Agreement between Immtech Pharmaceuticals, Inc., and Ferris, Baker Watts, Incorporated, dated February 7, 2007.